EXHIBIT 10.1
WEBSIDESTORY, INC.
2006 EMPLOYMENT COMMENCEMENT EQUITY INCENTIVE AWARD PLAN
ARTICLE 1
PURPOSE
     The purpose of the WebSideStory, Inc. 2006 Employment Commencement Equity Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of WebSideStory, Inc. (the “Company”) by linking the personal interests of Eligible Individuals to those of the Company’s stockholders and by providing an incentive to Eligible Individuals for performance to generate returns to the Company’s stockholders. The Plan is also intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Eligible Individuals upon whose judgment, interest, and special effort the successful conduct of the Company’s operation largely depends. All Awards granted under the Plan are intended to constitute “employment inducement awards” within the meaning of NASD Rule 4350(i)(1)(A)(iv). Awards under the Plan may only be made in compliance with such rule and other requirements as may be imposed by The Nasdaq Stock Market in connection with employment inducement awards.
ARTICLE 2
DEFINITIONS AND CONSTRUCTION
     Wherever the following terms are used in the Plan they will have the meanings given below, unless the context clearly indicates otherwise. The singular pronoun includes the plural where the context so indicates.
     2.1 “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Dividend Equivalents award, a Stock Payment award, a Restricted Stock Unit award or an Other Stock-Based Award granted to a Participant pursuant to the Plan.
     2.2 “Award Agreement” means any written or electronic agreement, contract, or other instrument or document evidencing an Award.
     2.3 “Board” means the board of directors of the Company.
     2.4 “Change in Control” means and includes each of the following:
          (a) A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
          (b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or Section 2.4(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
          (c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
               (i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
               (ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group will be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
          (d) The Company’s stockholders approve a liquidation or dissolution of the Company.
The Committee will have full and final authority, which will be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.
     2.5 “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.
     2.6 “Committee” means the Board or a committee of the Board described in Article 12.
     2.7 “Consultant” means any consultant or adviser if:

          (a) The consultant or adviser renders bona fide services to the Company or any Subsidiary;
          (b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and
          (c) The consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary to render such services.
     2.8 “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as it may be amended from time to time.
     2.9 “Dividend Equivalents” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends that otherwise would have been paid on Stock which is subject to an Award.
     2.10 “Effective Date” has the meaning set forth in Section 13.1.
     2.11 “Eligible Individual” means any Employee who has not previously been an Employee or member of the Board of the Company or an Employee or member of the board of directors of any Subsidiary, or following a bona fide period of non-employment by the Company or a Subsidiary, if he or she is granted an Award in connection with his or her commencement of employment with the Company or a Subsidiary and such grant is an inducement material to his or her entering into employment with the Company or a Subsidiary. The Committee may, in its discretion, adopt procedures from time to time to ensure that an Employee is eligible to participate in the Plan prior to the granting of any Awards to such Employee under the Plan.
     2.12 “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.
     2.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
     2.14 “Fair Market Value” means, as of any date, the value of Stock determined as follows:
          (a) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source that the Committee deems reliable;
          (b) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean of the closing bid and asked prices for the Stock on the date prior to the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

          (c) In the absence of an established market for the Stock, the Fair Market Value thereof will be determined in good faith by the Committee.
     2.15 “Independent Director” means a member of the Board who is not an Employee of the Company and who qualifies as “independent” within the meaning of NASD Rule 4200(a)(14), if the Company’s securities are traded on the Nasdaq National Market, or the requirements of any other established stock exchange on which the Company’s securities are traded, as such rules or requirements may be amended from time to time.
     2.16 “NASD” means the National Association of Securities Dealers, Inc.
     2.17 “Non-Qualified Stock Option” means an Option that is not intended to be or otherwise does not qualify as an incentive stock option under Section 422 of the Code.
     2.18 “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods.
     2.19 “Other Stock-Based Award” means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.4 of the Plan.
     2.20 “Participant” means any Eligible Individual who has been granted an Award pursuant to the Plan.
     2.21 “Plan” means this WebSideStory, Inc. 2006 Employment Commencement Equity Incentive Award Plan, as it may be amended from time to time.
     2.22 “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.
     2.23 “Restricted Stock Unit” means an Award granted pursuant to Section 8.3.
     2.24 “Securities Act” means the Securities Act of 1933, as amended.
     2.25 “Stock” means the common stock of the Company, par value $0.001 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.
     2.26 “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value of such number of shares of Stock on the date the SAR was granted as set forth in the applicable Award Agreement.
     2.27 “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.
     2.28 “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder of the Company or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.
ARTICLE 3
SHARES SUBJECT TO THE PLAN
     3.1 Number of Shares.
          (a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan will be 500,000 shares.
          (b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award will again be available for the grant of an Award pursuant to the Plan. If shares of Stock issued pursuant to Awards are repurchased by the Company at no less than their original purchase price, such shares of Stock shall become available for future grant under the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary will not be counted against shares of Stock available for grant pursuant to this Plan.
     3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
ARTICLE 4
ELIGIBILITY AND PARTICIPATION
     4.1 Eligibility.
          (a) General. Only Eligible Individuals are eligible to participate in this Plan, as determined by the Committee.
          (b) Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions will increase the share limitation contained in Section 3.1 of the Plan.
     4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards will be granted and will determine the nature and amount of each Award. No individual will have any right to be granted an Award pursuant to this Plan.
ARTICLE 5
STOCK OPTIONS
     5.1 General. The Committee is authorized to grant Options to Participants on the following terms and conditions:
          (a) Exercise Price. The exercise price per share of Stock subject to an Option will be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option will not be less than par value of a share of Stock on the date of grant.
          (b) Time and Conditions of Exercise. The Committee will determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan will not exceed ten years. The Committee will also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.
          (c) Payment. The Committee will determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note bearing interest at no less than such rate as will then preclude the imputation of interest under the Code, shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock will be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.
          (d) Evidence of Grant. All Options will be evidenced by a written or electronic Award Agreement between the Company and the Participant. The Award Agreement will include such additional provisions as may be specified by the Committee.
          (e) Non-Qualified Stock Options. All Options granted under the Plan shall be Non-Qualified Stock Options.
     5.2 Substitution of Stock Appreciation Rights. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, will have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such

Stock Appreciation Right will be exercisable for the same number of shares of Stock for which such substituted Option would have been exercisable.
     5.3 Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options by a Participant may be permitted through the use of such an automated system.
ARTICLE 6
RESTRICTED STOCK AWARDS
     6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock will be evidenced by a written Restricted Stock Award Agreement.
     6.2 Issuance and Restrictions. Restricted Stock will be subject to such repurchase restrictions, forfeiture restrictions, restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.
     6.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions will be forfeited or subject to repurchase by the Company under such terms as the Committee shall determine; provided, however, that, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.
     6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.
ARTICLE 7
STOCK APPRECIATION RIGHTS
     7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right will be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and will be evidenced by an Award Agreement.
     7.2 Coupled Stock Appreciation Rights.
          (a) A Coupled Stock Appreciation Right (“CSAR”) will be related to a particular Option and will be exercisable only when and to the extent the related Option is exercisable.
          (b) A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.
          (c) A CSAR will entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company the unexercised portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR will have been exercised, subject to any limitations the Committee may impose.
     7.3 Independent Stock Appreciation Rights.
          (a) An Independent Stock Appreciation Right (“ISAR”) will be unrelated to any Option and will have a term set by the Committee. An ISAR will be exercisable in such installments as the Committee may determine. An ISAR will cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR will be set by the Committee; provided, however, that the Committee, in its sole and absolute discretion, may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.
          (b) An ISAR will entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR will have been exercised, subject to any limitations the Committee may impose.

     7.4 Payment and Limitations on Exercise. Payment of the amounts determined under Sections 7.2(c) and 7.3(b) above will be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.
ARTICLE 8
OTHER TYPES OF AWARDS
     8.1 Dividend Equivalents. Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents will be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.
     8.2 Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares will be determined by the Committee and may be based upon specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.
     8.3 Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee will specify the date or dates on which the Restricted Stock Units will become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee will specify the maturity date applicable to each grant of Restricted Stock Units which will be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company will transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee will specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.
     8.4 Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.
     8.5 Term. Except as otherwise provided herein, the term of any Award of Dividend Equivalents, Stock Payments, Restricted Stock Units or Other Stock-Based Awards will be set by the Committee in its discretion.

     8.6 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Stock Payments, Restricted Stock Units or Other Stock-Based Awards; provided, however, that such price will not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.
     8.7 Form of Payment. Payments with respect to any Awards granted under this Article 8 will be made in cash, in Stock or a combination of both, as determined by the Committee.
     8.8 Award Agreement. All Awards under this Article 8 will be subject to such additional terms and conditions as determined by the Committee and will be evidenced by a written Award Agreement.
ARTICLE 9
COMPLIANCE WITH SECTION 409A OF THE CODE
     9.1 Awards Subject to Code Section 409A. Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code and this Article 9, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article 9.
     9.2 Distributions under a Section 409A Award.
          (a) Subject to subsection (b), any shares of Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:
               (i) the Participant’s separation from service, as determined by the Secretary of the Treasury;
               (ii) the date the Participant becomes disabled, as determined by the Secretary of the Treasury;
               (iii) the Participant’s death;
               (iv) a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation;
               (v) to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a parent or Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a parent or Subsidiary; or
               (vi) the occurrence of an unforeseeable emergency with respect to the Participant, as determined by the Secretary of the Treasury.

          (b) In the case of a Participant who is a “specified employee,” the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Participant’s separation from service (or, if earlier, the date of the Participant’s death). For purposes of this subsection (b), a Participant shall be a “specified employee” if such Participant is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.
          (c) The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).
          (d) For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.
     9.3 Prohibition on Acceleration of Benefits. The time or schedule of any distribution or payment of any shares of Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.
     9.4 Elections under Section 409A Awards.
          (a) Any deferral election provided under or with respect to an Award to any Eligible Individual, or to a Participant holding a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or (ii) below, any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in the Treasury Regulations.
               (i) In the case of the first year in which an Eligible Individual, or a Participant holding a Section 409A Award, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election within thirty days after the date the Eligible Individual, or the Participant holding a Section 409A Award, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.
               (ii) In the case of any performance-based compensation based on services performed by an Eligible Individual, or the Participant holding a Section 409A Award, over a period of at least twelve months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

          (b) In the event that a Section 409A Award permits, under a subsequent election by the Participant holding such Section 409A Award, a delay in a distribution or payment of any shares of Stock or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:
               (i) such subsequent election may not take effect until at least twelve months after the date on which the election is made,
               (ii) in the case such subsequent election relates to a distribution or payment not described in Section 9.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and
               (iii) in the case such subsequent election relates to a distribution or payment described in Section 9.2(a)(iv), such election may not be made less than twelve months prior to the date of the first scheduled distribution or payment under Section 9.2(a)(iv).
     9.5 Compliance in Form and Operation. A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.
ARTICLE 10
PROVISIONS APPLICABLE TO AWARDS
     10.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
     10.2 Award Agreement. Awards under the Plan will be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.
     10.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or will be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award will be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.
     10.4 Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award will not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment will be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.
     10.5 Stock Certificates; Book Entry Procedures.
          (a) Notwithstanding anything herein to the contrary, the Company will not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee will have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.
          (b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company will not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock will be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

ARTICLE 11
CHANGES IN CAPITAL STRUCTURE
     11.1 Adjustments.
          (a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee will make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3.1); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan.
          (b) In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
               (i) To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1(b), the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;
               (ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or will be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and
               (iii) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.
     11.2 Acceleration Upon Change in Control. Notwithstanding Section 11.1, if a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor entity or its parent or Subsidiary, then immediately prior to the Change in Control such Awards will become fully exercisable and all forfeiture restrictions on such Awards will lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding under this Plan to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and will give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. The Committee will have sole discretion to determine whether an Award has been converted, assumed or replaced by the surviving or successor entity or its parent or Subsidiary in connection with a Change in Control.
     11.3 Outstanding Awards – Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company is the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation will pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.
     11.4 Outstanding Awards – Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.
     11.5 No Other Rights. Except as expressly provided in the Plan, no Participant will have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.
ARTICLE 12
ADMINISTRATION
     12.1 Committee. The Plan will be administered by a Committee or Committees of two or more Independent Directors, and the term “Committee” will apply to any person or persons to whom such authority has been delegated. As of the Effective Date, the Plan will be administered by the Compensation Committee of the Board. The Board may abolish the Committee at any time and re-vest in the Board the administration of the Plan and thereafter for purposes of the

Plan the term “Committee” as used in this Plan will be deemed to refer to the Board; provided, however, that any action taken by the Board in connection with the administration of the Plan shall not be deemed approved by the Board unless such action is approved by a majority of the Independent Directors. Appointment of Committee members will be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act, Awards under the Plan shall be made by the entire Board (provided, however, that any action taken by the Board in connection with the administration of the Plan shall not be deemed approved by the Board unless such action is approved by a majority of the Independent Directors) or a Committee meeting the requirements set forth above and such other requirements as may be established from time to time by the Securities and Exchange Commission for Awards intended to qualify for exemption under Rule 16b-3 promulgated under the Exchange Act.
     12.2 Action by the Committee. A majority of the Committee will constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, will be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
     12.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:
          (a) Designate Participants to receive Awards;
          (b) Determine the type or types of Awards to be granted to each Participant;
          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;
          (d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;
          (e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
          (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;
          (g) Decide all other matters that must be determined in connection with an Award;

          (h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;
          (i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and
          (j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.
     12.4 Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.
ARTICLE 13
EFFECTIVE AND EXPIRATION DATE
     13.1 Effective Date. The Plan is effective as of the date this Plan is approved by the Board (the “Effective Date”). Notwithstanding the foregoing, no Awards may be granted under the Plan until 15 days after the Company files a “Notification Form: Listing of Additional Shares” with the Nasdaq Stock Market, Inc. relating to the Stock which may be issued upon exercise of Awards granted under the Plan.
     13.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date will remain in force according to the terms of the Plan and the applicable Award Agreement.
     13.3 Stockholder Approval Not Required. It is expressly intended that approval of the Company’s stockholders not be required as a condition of the effectiveness of the Plan, and the Plan’s provisions shall be interpreted in a manner consistent with such intent for all purposes. Specifically, Rule 4350(i) promulgated by the NASD generally requires stockholder approval for stock option plans or other equity compensation arrangements adopted by companies whose securities are listed on the Nasdaq National Market pursuant to which stock awards or stock may be acquired by officers, directors, employees, or consultants of such companies. NASD Rule 4350(i)(1)(A)(iv) provides an exception to this requirement for issuances of securities to a person not previously an Employee or director of the issuer, or following a bona fide period of non-employment, as an inducement material to the individual’s entering into employment with the issuer, provided such issuances are approved by either the issuer’s compensation committee comprised of a majority of independent directors or a majority of the issuer’s independent directors. Notwithstanding anything to the contrary herein, Awards under this Plan may only be made to Employees who have not previously been an Employee or member of the Board of the Company or an Employee or director of a Subsidiary, or following a bona fide period of non-employment by the Company or a Subsidiary, as an inducement material to the Employee’s entering into employment with the Company or a Subsidiary. Awards under the Plan will be approved by (i) the Committee, provided it is comprised solely of two or more Independent Directors or (ii) a majority of the Company’s Independent Directors. Accordingly, pursuant to NASD Rule 4350(i)(1)(A)(iv), the issuance of Awards and the shares of Stock issuable upon exercise or vesting of such Awards pursuant to this Plan are not subject to the approval of the Company’s stockholders.
ARTICLE 14
AMENDMENT, MODIFICATION, AND TERMINATION
     14.1 Amendment, Modification, And Termination. The Board or the Committee may terminate, amend or modify the Plan; provided, however, that to the extent necessary to comply with any applicable law, regulation, or stock exchange rule, the Company will obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.
     14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan will adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.
ARTICLE 15
GENERAL PROVISIONS
     15.1 No Rights to Awards. No Participant, employee, or other person will have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.
     15.2 No Stockholders Rights. Except as otherwise provided herein, a Participant will have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.
     15.3 Withholding. The Company or any Subsidiary will have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s payroll, social security or other tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign tax liabilities with respect to the issuance, vesting, exercise or payment of the Award will be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign tax purposes that are applicable to such taxable income.
     15.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.
     15.5 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement will give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.
     15.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board will be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
     15.7 Relationship to other Benefits. No payment pursuant to the Plan will be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
     15.8 Expenses. The expenses of administering the Plan will be borne by the Company and its Subsidiaries.
     15.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, will control.
     15.10 Fractional Shares. No fractional shares of Stock will be issued and the Committee will determine, in its discretion, whether cash will be given in lieu of fractional shares or whether such fractional shares will be eliminated by rounding up or down as appropriate.
     15.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded under this Plan will be deemed amended to the extent necessary to conform to such applicable exemptive rule.
     15.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise will be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company will be under no obligation to register pursuant to the Securities Act any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.
     15.13 Governing Law. The Plan and all Award Agreements will be construed in accordance with and governed by the laws of the State of Delaware excluding that body of law pertaining to conflicts of law.
* * * * *
     I certify that the foregoing Plan was duly adopted by the board of directors of WebSideStory, Inc. on May 17, 2006.

/s/ DRU GREENHALGH

Dru Greenhalgh, Corporate Secretary